GREAT-WEST FUNDS, INC.
(“Great-West Funds”)
Great-West American Century Growth Fund
Institutional Class and Initial Class Shares

Supplement dated February 4, 2016 to the Prospectus and Summary Prospectus for
Great-West American Century Growth Fund, each dated May 1, 2015, as supplemented

Merger of Great-West American Century Growth Fund with and into
Great-West Multi-Manager Large Cap Growth Fund

On December 17, 2015, the Board of Directors of Great-West Funds, including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of Great-West American Century Growth Fund, a series of Great-West Funds, with and into Great-West Multi-Manager Large Cap Growth Fund, another series of Great-West Funds (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated that the Merger will be consummated on or about March 9, 2016 or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Institutional Class and Initial Class shares of Great-West American Century Growth Fund will automatically receive a proportionate number of Institutional Class and Initial Class shares, respectively, of Great-West Multi-Manager Large Cap Growth Fund based on each fund’s net asset value. Accordingly, when acquiring shares of Great-West American Century Growth Fund, you should also consider the strategies and risks of Great-West Multi-Manager Large Cap Growth Fund. Please see the prospectus or summary prospectus for Great-West Multi-Manager Large Cap Growth Fund for further information on its strategies and risks.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and
Summary Prospectus.

Please keep this Supplement for future reference.